UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2025

APi Group Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39275	98-1510303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1100 Old Highway 8 NW

New Brighton, MN 55112

(Address of principal executive offices and zip code)

(Registrant’s telephone number, including area code): (651) 636-4320

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2025 (the “Funding Date”), APi Group DE, Inc. (the “Borrower”), a wholly owned subsidiary of APi Group Corporation (the “Company”), entered into and closed the transactions contemplated by that certain Amendment No. 7 to Credit Agreement (“Amendment No. 7”), by and among the Borrower, the Company, as a guarantor, certain subsidiaries of the Borrower party thereto, as guarantors, and Citibank, N.A., as collateral agent and as administrative agent (in such collective capacities, the “Agent”), and the lenders party thereto, which amends that certain Credit Agreement, dated as of October 1, 2019, as amended by Amendment No. 1 to Credit Agreement, dated as of October 22, 2020, Amendment No. 2 to Credit Agreement, dated as of December 16, 2021, Amendment No. 3 to Credit Agreement, dated as of May 19, 2023, Amendment No. 4 to Credit Agreement, dated as of October 11, 2023, Amendment No. 5 to Credit Agreement, dated as of February 28, 2024, and Amendment No. 6 to Credit Agreement, dated as of May 10, 2024, by and among the Borrower, the Company, the subsidiary guarantors from time to time party thereto, the lenders and letter of credit issuers from time to time party thereto, and the Agent (as amended, supplemented or modified from time to time, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by Amendment No. 7, the “Credit Agreement”).

Amendment No. 7 provides for the refinancing of the existing incremental term loans, denominated in U.S. dollars (the “Existing 2021 Incremental Term Loans”), in full by borrowing principal amounts under the Credit Agreement of approximately $2,157 million (the “Repriced 2021 Incremental Term Loans”), to pay off the outstanding incremental term loans maturing January 3, 2029 under the Existing Credit Agreement on the Funding Date. Therefore, on the Funding Date, after giving effect to the refinancing heretofore described, the outstanding principal balance of the Repriced 2021 Incremental Term Loans was approximately $2,157 million.

The maturity date of the Repriced 2021 Incremental Term Loans is January 3, 2029, which is the same maturity date as the Existing 2021 Incremental Term Loans that were paid off in full on the Funding Date.

Pursuant to Amendment No. 7, the interest rate applicable to the Repriced 2021 Incremental Term Loans, at the Borrower’s option, are either (1) a base rate, plus a reduced applicable margin, equal to 0.75% per annum or (2) a Term SOFR rate (adjusted for statutory reserves), plus a reduced applicable margin, equal to 1.75% per annum. The Company’s aggregate $1,840 million of interest rate swaps related to its term loans will remain in effect following this refinancing.

Except as set forth in Amendment No. 7 and as described above, the Repriced 2021 Incremental Term Loans have identical terms to the Existing 2021 Incremental Term Loans as set forth in, and otherwise subject to the provisions of, the Credit Agreement.

The foregoing description of Amendment No. 7 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 7, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On February 19, 2025, the Company issued a press release to announce, among other things, its preliminary unaudited financial results for the year ended 2024, a copy of which is furnished herewith as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On February 19, 2025, the Company issued a press release to announce, among other things, its preliminary financial guidance for 2025 and the closing of the transactions contemplated by Amendment No. 7, a copy of which is furnished herewith as Exhibit 99.1.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed or furnished as part of this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 7 to Credit Agreement, dated as of February 14, 2025, by and among APi Group DE, Inc., as borrower, APi Group Corporation, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent and collateral agent.

10.2	Credit Agreement, dated as of October 1, 2019, by and among APi Group DE, Inc., as borrower, J2 Acquisition Limited, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent and as collateral agent (incorporated by reference to Exhibit 10.8 to the registrant’s Registration Statement on Form S-4 effective May 1, 2020 (File No. 33-237553)).

10.3	Amendment No. 1 to Credit Agreement, dated as of October 22, 2020, by and among APi Group DE, Inc., as borrower, APi Group Corporation, the subsidiary guarantors from time to time party thereto, the lenders and letter of credit issuers from time to time party thereto, and Citibank, N.A., as administrative agent and as collateral agent (incorporated by reference to Exhibit 10.14 to the registrant’s Quarterly Report on Form 10-Q filed on November 12, 2020).

10.4	Amendment No. 2 to Credit Agreement, dated as of December 16, 2021, by and among APi Group DE, Inc., as borrower, APi Group Corporation, the subsidiary guarantors from time to time party thereto, the lenders and letter of credit issuers from time to time party thereto, and Citibank, N.A., as administrative agent and as collateral agent (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on December 20, 2021).

10.5	Amendment No. 3 to Credit Agreement, dated as of May 19, 2023, by and among APi Group DE, Inc., as borrower, APi Group Corporation, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent and as collateral agent (incorporated by reference to Exhibit 10.24 to the registrant’s Quarterly Report on Form 10-Q filed on August 3, 2023).

10.6	Amendment No. 4 to Credit Agreement, dated as of October 11, 2023, by and among APi Group DE, Inc., as borrower, APi Group Corporation, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on October 13, 2023).

10.7	Amendment No. 5 to Credit Agreement, dated as of February 28, 2024, by and among APi Group DE, Inc., as borrower, APi Group Corporation, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed on February 28, 2024).

10.8	Amendment No. 6 to Credit Agreement, dated as of May 10, 2024, by and among APi Group DE, Inc., as borrower, APi Group Corporation, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on May 13, 2024).

99.1	Press release dated February 19, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APi Group Corporation

Date: February 19, 2025	By:	/s/ Louis B. Lambert
	Name:	Louis B. Lambert
	Title:	Senior Vice President, General Counsel and Secretary